UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2021

BioRestorative Therapies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-37603
(Commission File Number)

Delaware	91-1835664
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

40 MARCUS DRIVE
MELVILLE, New York 11747
(Address of principal executive offices, including zip code)

(631) 760-8100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 17, 2021, BioRestorative Therapies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders: (i) elected the nominee as the Class I director, (ii) approved the Company’s 2021 Stock Incentive Plan, (iii) did not authorize the reincorporation of the Company from the State of Delaware to the State of Nevada, (iv) approved amendments to the Certificate of Incorporation of the Company and authorized the Board of Directors of the Company to select and file one such amendment, to effect a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-20 and not more than 1-for-4000, with the Board of Directors of the Company having the discretion as to whether or not the reverse stock split is to be effected, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Company’s Board of Directors in its discretion, (v) authorized the Board of Directors of the Company, in its discretion, to reduce the number of shares of common stock authorized to be issued by the Company in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser or greater decrease in authorized shares of common stock as determined by the Company’s Board of Directors in its discretion), and (vi) ratified the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to the nominee for Class I director and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting, as applicable.

1.	Election of a Class I Director:

	Number of Shares
	For	Withheld	Broker Non-Votes
Nickolay Kukekov	1,489,074,356	132,633,361	452,113,260

2.	Approval of the Company’s 2021 Stock Incentive Plan:

For	1,330,655,868
Against	210,280,073
Abstentions	80,771,776
Broker Non-Votes	452,113,260

3.	Authorization of the reincorporation of the Company from the State of Delaware to the State of Nevada:

For	1,475,309,685
Against	141,960,148
Abstentions	4,437,884
Broker Non-Votes	452,113,260

4.
Approval of amendments to the Certificate of Incorporation of the Company, and authorization of the Board of Directors of the Company to select and file one such amendment, to effect a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-20 and not more than 1-for-4000, with the Board of Directors of the Company having the discretion as to whether or not the reverse stock split is to be effected, and with the exact ratio of any reverse stock split to be set at a whole number within the above range as determined by the Company’s Board of Directors in its discretion:

For	1,646,094,543
Against	396,247,894
Abstentions	31,478,540

5.
Authorization of the Board of Directors of the Company, in its discretion, to reduce the number of shares of common stock authorized to be issued by the Company in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser or greater decrease in authorized shares of common stock as determined by the Company’s Board of Directors in its discretion):

For	1,737,454,890
Against	298,463,554
Abstentions	37,902,533

6.	Ratification of the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	1,933,578,874
Against	90,227,445
Abstentions	50,014,658

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: August 17, 2021	By:	/s/ Lance Alstodt
Lance Alstodt
President and CEO